Exhibit 4.2

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                           OAKWOOD HOMES CORPORATION,


                                   as Issuer,


                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,


                                   as Trustee



                          FIRST SUPPLEMENTAL INDENTURE


                            Dated as of March 2, 1999


                    $125,000,000 7.875% SENIOR NOTES DUE 2004
                    $175,000,000 8.125% SENIOR NOTES DUE 2009


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                          FIRST SUPPLEMENTAL INDENTURE

        FIRST SUPPLEMENTAL INDENTURE, dated as of March 2, 1999, between OAKWOOD HOMES CORPORATION, a North Carolina corporation (the "Company"), having its principal office at 7800 McCloud Road, Greensboro, North Carolina 27425, and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee hereunder (the "Trustee"), having its Corporate Trust Office at One North State Street, 9th Floor, Chicago, Illinois 60602. Terms used herein which are defined in the Indenture (as defined below) shall have the respective meanings assigned to them in the Indenture.

                             RECITALS OF THE COMPANY

        The Company and the Trustee have entered into an Indenture (the "Indenture") dated as of the date hereof, providing for the issuance of debt securities in series.

        For its lawful corporate purposes, the Company desires to create and authorize the series of 7.875% Senior Notes Due 2004 in an aggregate principal amount of $125,000,000 (the "2004 Notes") and the series of 8.125% Senior Notes Due 2009 in an aggregate principal amount of $175,000,000 (the "2009 Notes" and, together with the 2004 Notes, the "Notes") and, to provide the terms and conditions upon which the Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this First Supplemental Indenture.

        The 2004 Notes and the 2009 Notes are each a series of Securities (as that term is defined in the Indenture) and are being issued under the Indenture, as supplemented by this First Supplemental Indenture, and are subject to the terms contained therein and herein.

        WHEREAS, the 2004 Notes are to be substantially in the following form:


                            OAKWOOD HOMES CORPORATION
                               7 7/8 % Senior Note
                                    Due 2004

          No.___                                              $125,000,000

                                 CUSIP NO.______

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED

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REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        Oakwood Homes Corporation, a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Twenty Five Million Dollars ($125,000,000) on March 1, 2004 and to pay interest thereon from March 2, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999, at the rate of 7 7/8% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 7 7/8% per annum on any overdue principal and premium and on any overdue installment of interest, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 7 7/8% per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture).

        Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in either Chicago, Illinois or New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                    OAKWOOD HOMES CORPORATION


                                    By:________________________

Attest:

--------------------------


                                [Reverse of Note]

        This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 2, 1999, (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture, the First Supplemental Indenture, dated as of March 2, 1999 (herein called the "First Supplemental Indenture", which term shall have the meaning assigned to it in such instrument) between the Company and the Trustee and all other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the


                                       3
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Trustee and the Holders of the Securities and of the terms upon which the
Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

        The Securities of this series are subject, at the election of the Company, to redemption as a whole or in part at any time upon not less than 30 nor more than 60 days' notice by mail at the greater of (i) 100% of the principal amount of the Securities being redeemed or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities (not including any portion of those payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis assuming a 360 day year consisting of twelve 30 day months at the Adjusted Treasury Rate plus 25 basis points plus, in each case, accrued and unpaid interest on the Securities to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

        For purposes of determining the amount at which the Securities may be redeemed, the following terms shall have the meanings set forth next to each of them below:

        "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

        "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

        "Comparable Treasury Price" means, with respect to any redemption date,
    (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotation, or (ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of the quotations.

        "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

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        "Reference Treasury Dealer" means (i) each of NationsBanc Montgomery
    Securities LLC, First Union Capital Markets Corp. and Merrill Lynch & Co. and their respective successors; however, if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the redemption date.

        In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

        If a Change in Control Triggering Event occurs, the Holder of this Security will have the right, at the Holder's option, subject to the terms and conditions of the Indenture, to require the Company to purchase all or any part of this Security (so long as the principal amount is $1,000 or an integral multiple of $1,000) on the date that is 30 Business Days after the occurrence of the Change in Control Triggering Event (the "Purchase Date"). If a Holder exercises this option, the Company will purchase this Security for cash equal to 101% of the principal amount of this Security plus any interest accrued and unpaid on this Security through the Purchase Date (the "Purchase Price").

        Within 15 Business Days after a Change in Control Triggering Event, the Company is obligated to mail to the Trustee and to the Holder of this Security at such Holder's address as shown in the Securities Register (and to beneficial owners as required by applicable law) a notice regarding the Change in Control Triggering Event. The notice shall state, among other things, (i) the date by which the Holder must give the Purchase Notice (defined below); (ii) the Purchase Price; (iii) the Purchase Date; (iv) the name and address of the Trustee and of any other office or agency maintained for the purpose of the surrender of this Security for purchase; (v) the procedures for withdrawing a Purchase Notice; and (vi) the procedures that the Holder of this Security must follow to exercise these rights. The Company will publish the notice in a daily newspaper of national circulation.

        To exercise the right to have the Company purchase this Security, the Holder of this Security must execute and deliver an "Option to Elect Repayment" substantially in the form set forth below (the "Purchase Notice") to the Trustee or to any other office or agency maintained for that purpose of the Holder's exercise of that right before the close of business on the Business Day immediately prior to the


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Purchase Date. The Holder of this Security may withdraw any Purchase Notice by written notice of withdrawal delivered to the Trustee or to any other office or agency maintained for such purpose no later than the Business Day immediately prior to the Purchase Date. The notice of withdrawal must state the principal amount and the certificate number of this Security and the principal amount, if any, of this Security which remains subject to the original Purchase Notice. The Option to Elect Repayment form shall be as follows:

                            OPTION TO ELECT REPAYMENT

               (1) Pursuant to Article Thirteen of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

               (2) The undersigned hereby directs the Trustee or the Company to pay it or ___________________________ an amount in cash equal to 101% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.

        Dated: ________________


        ------------------------------


        ------------------------------
        Signature(s)

        Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange
        Act of 1934.


        ------------------------------
        Signature Guaranteed

        Certificate No.__________________

        Principal amount to be repurchased (must be an integral multiple of $1,000):

        $------------------

        Remaining principal amount following such repurchase:

        $------------------

        NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

        Payment of the Purchase Price for this Security for which a Purchase Notice has been delivered and not withdrawn is conditioned on delivery of this Security (together with any endorsements) to the Trustee or to any other office or agency maintained for that purpose, at any time (whether prior to, on or after the Purchase Date) after delivery of the Purchase Notice. Payment of the Purchase Price for this Security will be made promptly following the later of the Purchase Date or the time of delivery of this Security.

        If the Company deposits with the Trustee, in accordance with the Indenture, money sufficient to pay the Purchase Price of this Security on the Purchase Date, then, on and after the Purchase Date, this Security will cease to be outstanding and interest on this Security will cease to accrue, whether or not this Security is delivered to the trustee or to any other office or agency maintained for that purpose, and all other rights of the Holder will terminate (other than the right to receive the Purchase Price on delivery of this Security). In accordance with the Indenture, this Security may not be purchased pursuant to a Change in Control Triggering Event if there has occurred and is continuing an Event of Default other than a default in the payment of the Purchase Price relating to this Security.

        For purposes of determining the right of the Holder to require the Company to purchase all or any part of this Security as set forth above, the following terms shall have the meanings set forth next to each of them below:

        "Change in Control" means, with regard to the Company, the occurrence of:

        (i) any consolidation, share exchange or merger regarding the Company in which the Company is not the continuing or surviving corporation or where the Company's voting stock would be converted into cash, securities or other property, other than a merger in which the holders of the Company's voting stock immediately prior to the merger have the same or greater direct or indirect proportionate ownership of the surviving corporation's voting stock immediately after the merger as they had of the Company's voting stock immediately before the merger, or

        (ii) any Person, including Affiliates of the Company (but not including the Company, any Subsidiary, employee stock ownership plans or employee benefit plans of the Company or any of the Subsidiaries), filing a
        Schedule 13D or 14D-1 (or any successor schedule, form or report under the Exchange

        Act) disclosing that such a Person has become the beneficial owner of 50% or more of the Company's voting stock.

        "Change in Control Triggering Event" means the occurrence of both a Change in Control and a Rating Decline.

        "Investment Grade" means a rating of BBB- or higher by Standard & Poor's Corporation ("S&P") and Baa3 or higher by Moody's Investors Service ("Moody's") or the equivalent of those ratings by either of those Rating Agencies.

        "Rating Agency" means (i) S&P, (ii) Moody's, or (iii) if S&P or Moody's or both shall not make a rating of the Securities publicly available, a nationally recognized securities rating agency or agencies selected by the Company.

        "Rating Category" means (i) regarding S&P, any of the following categories: BB, B, CCC, CC, C and D (or equivalent successor categories), (ii) regarding Moody's, any of the following categories: Ba, B, Caa, Ca and C (or equivalent successor categories), and (iii) the equivalent of any such category of S&P or Moody's used by another Rating Agency. Gradations within Rating Categories (+ and - for S&P; 1, 2 and 3 for Moody's; or the equivalent gradations for another Rating Agency) will be taken into account in determining whether the rating of the Securities has decreased by one or more gradations. For example, regarding S&P, a decline in rating from BB+ to BB will constitute a decrease of one gradation.

        "Rating Date" means the date that is 30 days prior to the earliest of
(i) a Change in Control, (ii) public notice of a Change in Control and (iii) public notice of the intention by the Company to effect a Change in Control.

        "Rating Decline" means the occurrence on or within 30 days after the earlier of the date of public notice of the occurrence of a Change in Control or the public announcement of the Company's intention to effect a Change in Control (which period will be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies) of:

        (i) If the Securities are rated by either Moody's or S&P on the Rating Date as Investment Grade, the rating of the Securities by both Moody's and S&P below Investment Grade, or

        (ii) If the Securities are rated below Investment Grade by both Moody's and S&P on the Rating Date, the rating of the Securities is decreased by either Moody's or S&P by one or more gradations (including gradations within Rating Categories as well as between Rating Categories).

        If the Company or any Subsidiary sells, assigns, transfers, leases or otherwise disposes of all or substantially all of its assets other than in the ordinary course of its


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business or any capital stock or other equity interests of any Subsidiary held by the Company or any Subsidiary (a "Subsidiary Sale"), and the Company applies the proceeds therefrom to the redemption of the Securities in accordance with
Section 801(b)(B)(3) of the Indenture (a "Redemption Determination") the Holder of this Security will have the right, at the Holder's option, subject to the terms and conditions of the Indenture, to require the Company to purchase all or any part of this Security (so long as the principal amount is $1,000 or an integral multiple of $1,000) on the date that is 30 Business Days after the Company's determination to offer to redeem Securities (the "Redemption Date"). If a Holder exercises this option, the Company will purchase this Security for cash equal to 100% of the principal amount of this Security plus any interest accrued and unpaid on this Security through the Redemption Date (the "Redemption Purchase Price").

        Within 15 Business Days after a Redemption Determination, the Company is obligated to mail to the Trustee and to the Holder of this Security at such Holder's address as shown in the Securities Register (and to beneficial owners as required by applicable law) a notice regarding the Subsidiary Sale. The notice shall state, among other things, (i) the date by which the Holder must give the Redemption Purchase Notice (defined below); (ii) the Redemption Purchase Price; (iii) the Redemption Date; (iv) the name and address of the Trustee and of any other office or agency maintained for the purpose of the surrender of this Security for purchase; (v) the procedures for withdrawing a Redemption Purchase Notice; and (vi) the procedures that the Holder of this Security must follow to exercise these rights. The Company will publish the notice in a daily newspaper of national circulation.

        To exercise the right to have the Company purchase this Security, the Holder of this Security must execute and deliver an "Option to Elect Repayment" substantially in the form set forth below (the "Redemption Purchase Notice") to the Trustee or to any other office or agency maintained for that purpose of the Holder's exercise of that right before the close of business on the Business Day immediately prior to the Redemption Date. The Holder of this Security may withdraw any Redemption Purchase Notice by written notice of withdrawal delivered to the Trustee or to any other office or agency maintained for such purpose no later than the Business Day immediately prior to the Redemption Date. The notice of withdrawal must state the principal amount and the certificate number of this Security and the principal amount, if any, of this Security which remains subject to the original Redemption Purchase Notice. The Option to Elect Repayment form shall be as follows:

                            OPTION TO ELECT REPAYMENT

               (1) Pursuant to Article Eight of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

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

               (2) The undersigned hereby directs the Trustee or the Company to pay it or ___________________________ an amount in cash equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Redemption Date, as provided in the Indenture.

        Dated: ________________


        ------------------------------


        ------------------------------
        Signature(s)

        Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange
        Act of 1934.


        ------------------------------
        Signature Guaranteed

        Certificate No.__________________

        Principal amount to be repurchased (must be an integral multiple of $1,000):

        $------------------

        Remaining principal amount following such repurchase:

        $------------------

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

        If the aggregate principal amount of Securities surrendered for redemption by the Holders thereof in connection with a redemption following a Subsidiary Sale exceeds the amount of net proceeds received by the Company or any of its Subsidiaries in connection with such Subsidiary Sale, the Trustee shall select the Securities or portions thereof to be purchased on a pro rata basis, based on the principal amount of the Securities tendered, with such adjustments as may be deemed appropriate by the Trustee, so that only Securities (or portions thereof) in denominations of $1,000 or integral multiples thereof shall be purchased.

        Payment of the Redemption Purchase Price for this Security for which a Redemption Purchase Notice has been delivered and not withdrawn is conditioned on delivery of this Security (together with any endorsements) to the Trustee or to any other office or agency maintained for that purpose, at any time (whether prior to, on or after the Redemption Purchase Date) after delivery of the Redemption Purchase Notice. Payment of the Redemption Purchase Price for this Security will be made promptly following the later of the Redemption Date or the time of delivery of this Security.

        If the Company deposits with the Trustee, in accordance with the Indenture, money sufficient to pay the Redemption Price of this Security on the Redemption Date, then, on and after the Redemption Date, this Security will cease to be outstanding and interest on this Security will cease to accrue, whether or not this Security is delivered to the trustee or to any other office or agency maintained for that purpose, and all other rights of the Holder will terminate (other than the right to receive the Redemption Purchase Price on delivery of this Security). In accordance with the Indenture, this Security may not be purchased pursuant to a Subsidiary Sale if there has occurred and is continuing an Event of Default other than a default in the payment of the Redemption Purchase Price relating to this Security.

        If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture contains provisions for Defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

        As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee in its reasonable judgment, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth and set forth herein, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Securities of this series are issuable only in registered form without coupons in denominations of $1,000.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        All terms used in this Security which are defined in the Indenture or the First Supplemental Indenture shall have the meanings assigned to them in the Indenture or the First Supplemental Indenture, as the case may be.

        THE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: March 2, 1999         THE FIRST NATIONAL BANK OF CHICAGO,
                             As Trustee


                             By:_________________________________
                                     Authorized Signatory

WHEREAS, the 2009 Notes are to be substantially in the following form:

                            OAKWOOD HOMES CORPORATION
                               8 1/8 % Senior Note
                                    Due 2009

    No.___                                                    $175,000,000

                                 CUSIP NO.______

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE

OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        Oakwood Homes Corporation, a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Seventy Five Million Dollars ($175,000,000) on March 1, 2009 and to pay interest thereon from March 2, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing September 1, 1999, at the rate of 8 1/8 % per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 8 1/8 % per annum on any overdue principal and premium and on any overdue installment of interest, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 8 1/8 % per annum (to the extent permitted by applicable law), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such

Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture).

        Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in either Chicago, Illinois or New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                    OAKWOOD HOMES CORPORATION


                                    By: ______________________________

Attest:

--------------------------

                                [Reverse of Note]

        This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 2, 1999, (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture, the First Supplemental Indenture, dated as of March 2, 1999 (herein called the "First Supplemental Indenture", which term shall have the meaning assigned to it in such instrument) between the Company and the Trustee and all other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

        The Securities of this series are subject, at the election of the Company, to redemption as a whole or in part at any time upon not less than 30 nor more than 60 days' notice by mail at the greater of (i) 100% of the principal amount of the Securities being redeemed or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Securities (not including any portion of those payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis assuming a 360 day year consisting of twelve 30 day months at the Adjusted Treasury Rate plus 25 basis points plus, in each case, accrued and unpaid interest on the Securities to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

        For purposes of determining the amount at which the Securities may be redeemed, the following terms shall have the meanings set forth next to each of them below:

        "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

        "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

        "Comparable Treasury Price" means, with respect to any redemption date,
    (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotation, or (ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of the quotations.

        "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

        "Reference Treasury Dealer" means (i) each of NationsBanc Montgomery Securities LLC, First Union Capital Markets Corp. and Merrill Lynch & Co. and their respective successors; however, if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the redemption date.

        In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

        If a Change in Control Triggering Event occurs, the Holder of this Security will have the right, at the Holder's option, subject to the terms and conditions of the Indenture, to require the Company to purchase all or any part of this Security (so long as the principal amount is $1,000 or an integral multiple of $1,000) on the date that is 30 Business Days after the occurrence of the Change in Control Triggering Event (the "Purchase Date"). If a Holder exercises this option, the Company will purchase this Security for cash equal to 101% of the principal amount of this Security plus any interest accrued and unpaid on this Security through the Purchase Date (the "Purchase Price").

        Within 15 Business Days after a Change in Control Triggering Event, the Company is obligated to mail to the Trustee and to the Holder of this Security at such Holder's address as shown in the Securities Register (and to beneficial owners as required by applicable law) a notice regarding the Change in Control Triggering Event. The notice shall state, among other things, (i) the date by which the Holder must give the Purchase Notice (defined below); (ii) the Purchase Price; (iii) the Purchase Date; (iv) the name and address of the Trustee and of any other office or agency maintained for the purpose of the surrender of this Security for purchase; (v) the procedures for withdrawing a Purchase Notice; and (vi) the procedures that the Holder of this Security must follow to exercise these rights. The Company will publish the notice in a daily newspaper of national circulation.

        To exercise the right to have the Company purchase this Security, the Holder of this Security must execute and deliver an "Option to Elect Repayment" substantially in the form set forth below (the "Purchase Notice") to the Trustee or to any other office or agency maintained for that purpose of the Holder's exercise of that right before the close of business on the Business Day immediately prior to the Purchase Date. The Holder of this Security may withdraw any Purchase Notice by written notice of withdrawal delivered to the Trustee or to any other office or agency maintained for such purpose no later than the Business Day immediately prior to the Purchase Date. The notice of withdrawal must state the principal amount and the certificate number of this Security and the principal amount, if any, of this Security which remains subject to the original Purchase Notice. The Option to Elect Repayment form shall be as follows:

                            OPTION TO ELECT REPAYMENT

               (1) Pursuant to Article Thirteen of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

               (2) The undersigned hereby directs the Trustee or the Company to pay it or ___________________________ an amount in cash equal to 101% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.

        Dated: ________________


        ------------------------------


        ------------------------------
        Signature(s)

        Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange
        Act of 1934.


        ------------------------------
        Signature Guaranteed

        Certificate No.__________________

        Principal amount to be repurchased (must be an integral multiple of $1,000):

        $------------------

        Remaining principal amount following such repurchase:

        $------------------

        NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

        Payment of the Purchase Price for this Security for which a Purchase Notice has been delivered and not withdrawn is conditioned on delivery of this Security (together with any endorsements) to the Trustee or to any other office or agency maintained for that purpose, at any time (whether prior to, on or after the Purchase Date) after delivery of the Purchase Notice. Payment of the Purchase Price for this Security will be made promptly following the later of the Purchase Date or the time of delivery of this Security.

        If the Company deposits with the Trustee, in accordance with the Indenture, money sufficient to pay the Purchase Price of this Security on the Purchase Date, then, on and after the Purchase Date, this Security will cease to be outstanding and interest on this Security will cease to accrue, whether or not this Security is delivered to the trustee or to any other office or agency maintained for that purpose, and all other rights of the Holder will terminate (other than the right to receive the Purchase Price on delivery of this Security). In accordance with the Indenture, this Security may not be purchased pursuant to a Change in Control Triggering Event if there has occurred and is continuing an Event of Default other than a default in the payment of the Purchase Price relating to this Security.

        For purposes of determining the right of the Holder to require the Company to purchase all or any part of this Security as set forth above, the following terms shall have the meanings set forth next to each of them below:

        "Change in Control" means, with regard to the Company, the occurrence of:

        (i) any consolidation, share exchange or merger regarding the Company in which the Company is not the continuing or surviving corporation or where the Company's voting stock would be converted into cash, securities or other property, other than a merger in which the holders of the Company's voting stock immediately prior to the merger have the same or greater direct or indirect proportionate ownership of the surviving corporation's voting stock immediately after the merger as they had of the Company's voting stock immediately before the merger, or

        (ii) any Person, including Affiliates of the Company (but not including the Company, any Subsidiary, employee stock ownership plans or employee benefit plans of the Company or any of the Subsidiaries), filing a Schedule 13D or 14D-1 (or any successor schedule, form or report under the Exchange Act) disclosing that such a Person has become the beneficial owner of 50% or more of the Company's voting stock.

        "Change in Control Triggering Event" means the occurrence of both a Change in Control and a Rating Decline.

        "Investment Grade" means a rating of BBB- or higher by Standard & Poor's Corporation ("S&P") and Baa3 or higher by Moody's Investors Service ("Moody's") or the equivalent of those ratings by either of those Rating Agencies.

        "Rating Agency" means (i) S&P, (ii) Moody's, or (iii) if S&P or Moody's or both shall not make a rating of the Securities publicly available, a nationally recognized securities rating agency or agencies selected by the Company.

        "Rating Category" means (i) regarding S&P, any of the following categories: BB, B, CCC, CC, C and D (or equivalent successor categories), (ii) regarding Moody's, any of the following categories: Ba, B, Caa, Ca and C (or equivalent successor categories), and (iii) the equivalent of any such category of S&P or Moody's used by another Rating Agency. Gradations within Rating Categories (+ and - for S&P; 1, 2 and 3 for Moody's; or the equivalent gradations for another Rating Agency) will be taken into account in determining whether the rating of the Securities has decreased by one or more gradations. For example, regarding S&P, a decline in rating from BB+ to BB will constitute a decrease of one gradation.

        "Rating Date" means the date that is 30 days prior to the earliest of
(i) a Change in Control, (ii) public notice of a Change in Control and (iii) public notice of the intention by the Company to effect a Change in Control.

        "Rating Decline" means the occurrence on or within 30 days after the earlier of the date of public notice of the occurrence of a Change in Control or the public announcement of the Company's intention to effect a Change in Control (which period will be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies) of:

        (i) If the Securities are rated by either Moody's or S&P on the Rating Date as Investment Grade, the rating of the Securities by both Moody's and S&P below Investment Grade, or

        (ii) If the Securities are rated below Investment Grade by both Moody's and S&P on the Rating Date, the rating of the Securities is decreased by either Moody's or S&P by one or more gradations (including gradations within Rating Categories as well as between Rating Categories).

        If the Company or any Subsidiary sells, assigns, transfers, leases or otherwise disposes of all or substantially all of its assets other than in the ordinary course of its business or any capital stock or other equity interests of any Subsidiary held by the Company or any Subsidiary (a "Subsidiary Sale"), and the Company applies the proceeds therefrom to the redemption of the Securities in accordance with
Section 801(b)(B)(3) of the Indenture (a "Redemption Determination") the Holder of this Security will have the right, at the Holder's option, subject to the terms and conditions of the Indenture, to require the Company to purchase all or any part of this Security (so long as the principal amount is $1,000 or an integral multiple of $1,000) on the date that is 30 Business Days after the Company's determination to offer to redeem Securities (the "Redemption Date"). If a Holder exercises this option, the Company will purchase this Security for cash equal to 100% of the principal amount of this Security plus any interest accrued and unpaid on this Security through the Redemption Date (the "Redemption Purchase Price").

        Within 15 Business Days after a Redemption Determination, the Company is obligated to mail to the Trustee and to the Holder of this Security at such Holder's address as shown in the Securities Register (and to beneficial owners as required by applicable law) a notice regarding the Subsidiary Sale. The notice shall state, among other things, (i) the date by which the Holder must give the Redemption Purchase Notice (defined below); (ii) the Redemption Purchase Price; (iii) the Redemption Date; (iv) the name and address of the Trustee and of any other office or agency maintained for the purpose of the surrender of this Security for purchase; (v) the procedures for withdrawing a Redemption Purchase Notice; and (vi) the procedures that the Holder of this Security must follow to exercise these rights. The Company will publish the notice in a daily newspaper of national circulation.

        To exercise the right to have the Company purchase this Security, the Holder of this Security must execute and deliver an "Option to Elect Repayment" substantially in the form set forth below (the "Redemption Purchase Notice") to the Trustee or to any other office or agency maintained for that purpose of the Holder's exercise of that right before the close of business on the Business Day immediately prior to the Redemption Date. The Holder of this Security may withdraw any Redemption Purchase Notice by written notice of withdrawal delivered to the Trustee or to any other office or agency maintained for such purpose no later than the Business Day immediately prior to the Redemption Date. The notice of withdrawal must state the principal amount and the certificate number of this Security and the principal amount, if any, of this Security which remains subject to the original Redemption Purchase Notice. The Option to Elect Repayment form shall be as follows:

                            OPTION TO ELECT REPAYMENT

               (1) Pursuant to Article Eight of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

               (2) The undersigned hereby directs the Trustee or the Company to pay it or ___________________________ an amount in cash equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Redemption Date, as provided in the Indenture.

        Dated: ________________


        ------------------------------


        ------------------------------
        Signature(s)

        Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange
        Act of 1934.


        ------------------------------
        Signature Guaranteed

        Certificate No.__________________

        Principal amount to be repurchased (must be an integral multiple of $1,000):

        $------------------

        Remaining principal amount following such repurchase:

        $------------------

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

        If the aggregate principal amount of Securities surrendered for redemption by the Holders thereof in connection with a redemption following a Subsidiary Sale exceeds the amount of net proceeds received by the Company or any of its Subsidiaries in connection with such Subsidiary Sale, the Trustee shall select the Securities or portions thereof to be purchased on a pro rata basis, based on the principal amount of the Securities tendered, with such adjustments as may be deemed appropriate by the Trustee, so that only Securities (or portions thereof) in denominations of $1,000 or integral multiples thereof shall be purchased.

        Payment of the Redemption Purchase Price for this Security for which a Redemption Purchase Notice has been delivered and not withdrawn is conditioned on delivery of this Security (together with any endorsements) to the Trustee or to any other office or agency maintained for that purpose, at any time (whether prior to, on or after the Redemption Purchase Date) after delivery of the Redemption Purchase Notice. Payment of the Redemption Purchase Price for this Security will be made promptly following the later of the Redemption Date or the time of delivery of this Security.

        If the Company deposits with the Trustee, in accordance with the Indenture, money sufficient to pay the Redemption Price of this Security on the Redemption Date, then, on and after the Redemption Date, this Security will cease to be outstanding and interest on this Security will cease to accrue, whether or not this Security is delivered to the trustee or to any other office or agency maintained for that purpose, and all other rights of the Holder will terminate (other than the right to receive the Redemption Purchase Price on delivery of this Security). In accordance with the Indenture, this Security may not be purchased pursuant to a Subsidiary Sale if there has occurred and is continuing an Event of Default other than a default in the payment of the Redemption Purchase Price relating to this Security.

        If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture contains provisions for Defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

        As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee in its reasonable judgment, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth and set forth herein, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Securities of this series are issuable only in registered form without coupons in denominations of $1,000.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        All terms used in this Security which are defined in the Indenture or the First Supplemental Indenture shall have the meanings assigned to them in the Indenture or the First Supplemental Indenture, as the case may be.

        THE INDENTURE, THE FIRST SUPPLEMENTAL INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: March 2, 1999         THE FIRST NATIONAL BANK OF CHICAGO,
                             As Trustee


                             By:__________________________________
                                      Authorized Signatory


                                ............................

        All acts and things necessary to make the Notes of each such series, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as provided in this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed;

        NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes of each such series are executed, registered, authenticated, issued and delivered, and in consideration of the premises, of the purchase of such Notes by the Holders thereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders from time to time of such Notes, as follows:

                                    ARTICLE I
                      CREATION AND AUTHORIZATION OF SERIES

        There is hereby created and authorized (i) the series of Notes entitled the "7.875% Senior Notes Due 2004," which shall be a series in an aggregate principal amount of $125,000,000, and (ii) the series of Notes entitled the "8.125% Senior Notes Due 2009," which shall be a series in an aggregate principal amount of $175,000,000.


                                   ARTICLE II
                  SPECIAL PROVISIONS APPLICABLE TO SUCH SERIES

        (a) Except as otherwise set forth herein and in the Notes, the terms of the Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb), as amended, as in effect on the date of the Indenture (the "Act"). Holders are referred to the Indenture and the Act for a statement of such terms.

        (b) The 2004 Notes shall include all of the terms in the form of the 2004 Notes contained in the Recitals to this First Supplemental Indenture. The 2009 Notes shall include all of the terms in the form of the 2009 Notes contained in the Recitals to this First Supplemental Indenture.

        (c) The aggregate principal amount of the Notes may be changed from time to time pursuant to Section 301(2) of the Indenture. All the Notes need not be issued at the same time and this series of the Notes may be reopened at any time, without the consent of any Holder, for issuances of additional Notes.

        (d) The provisions of Section 403 of the Indenture entitled "Defeasance and Discharge of Securities of Any Series" shall be applicable to the Notes.

        (e) The provisions of Section 1008 of the Indenture entitled "Defeasance of Certain Obligations" shall be applicable to the Notes.

        (f) The provisions of Article Twelve of the Indenture entitled "Sinking Funds" shall not be applicable to the Notes.

        (g) The paying agent for the Notes issued pursuant hereto shall be The First National Bank of Chicago at its principal corporate trust office located at One First National Plaza, Suite

0126, Chicago, Illinois 60670-0126 or at its offices located at 14 Wall Street, 8th Floor, New York, New York 10005.

                            [Signature page follows]

        IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       OAKWOOD HOMES CORPORATION



                                       By: /s/ Robert A. Smith
                                           ----------------------------
                                              Name: Robert A. Smith
                                              Title: Executive Vice President
[CORPORATE SEAL]

Attest:


By: /s/ Douglas R. Muir
    ------------------------------
      Name: Douglas R. Muir
      Title: Secretary
                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       Trustee


                                       By: /s/ Jeffrey L. Kinney
                                           ----------------------------
                                             Name: Jeffrey L. Kinney
                                             Title: Vice President
[CORPORATE SEAL]